UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 6, 2014

PLANDEL RESOURCES, INC.
 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-545000	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2432 M. Dela Cruz Pasay City, Philippines 1300	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 973-1853

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director and Officers

Effective March 6, 2014, Mario Santos Gregorio resigned as a member of the board of directors (the “Board”) of Plandel Resources, Inc., a Nevada corporation (the “Company”) and as the President of the Company, and Rizalina Raneses resigned as the Secretary and Treasurer of the Company. There were no disagreements with the Company relating to Mr. Gregorio’s or Ms. Raneses’ resignation, and no correspondence was provided by Mr. Gregorio or Ms. Raneses concerning the circumstances surrounding their resignations.

Appointment of Directors and Officers

Effective March 6, 2014, the Board appointed Mr. Frank McEnulty and Mr. Ean Kremer as directors of the Company, and Mr. McEnulty as Chief Executive Officer, Interim Chief Financial Officer, Secretary and Treasurer of the Company and Mr. Ean Kremer as Chief Technology Officer of the Company.  There were no arrangements or understandings pursuant to which Mr. McEnulty or Mr. Kremer were appointed as officers and directors of the Company.  Neither Mr. McEnulty nor Mr. Kremer have any family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers.  Furthermore, the Company is not aware of any transactions requiring disclosure under Item 404(a) of Regulation S-K.  It is contemplated that Mr. McEnulty and Mr. Kremer may serve on certain committees of the Board of Directors, but no such committee appointments have been made at this time.

Professional History of Mr. Frank McEnulty

Mr. McEnulty is an experienced executive with an extensive background in finance and accounting. Since 1996, Mr. McEnulty has been the President and CEO of Meghan Matthews, Inc., a private investment company.  Since 2004, Mr. McEnulty has also been a member of the board and compensation committee for Ojai Oil Company.  From 1989 through 1995, Mr. McEnulty was the Chief Operating Officer and Vice President of Finance for Tri-Five Property Management, a foreign owned real estate investment company.  Mr. McEnulty received a Masters of Business Administration from the University of Southern California and a Bachelor of Science from California State University, Long Beach.

Professional History of Mr. Ean Kremer

Since 2001, Mr. Kremer has been the owner, Chief Technology Officer and Operations Manager of ComputerAde, LLC, a technology services company.  From 2005 through 2009, Mr. Kremer was the Field Operations Manager for CWM Property Management, a home construction company.  In 2005, Mr. Kremer was a leasing associate for Equity Residential, a real estate company.  In 2002, Mr. Kremer was a computer technician for Easy Computing, Inc.  Mr. Kremer received a Bachelor’s Degree in Computer Science from Florida State University.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plandel Resources, Inc.,
a Nevada Corporation

Date: March 7, 2014	By:	/s/ Frank E. McEnulty
Name: Frank E. McEnulty
Title: Chief Executive Officer

3